UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8, 2022

JEFFERIES FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

New York	1-5721		13-2615557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

520 Madison Avenue	New York,	New York	10022
(Address of Principal Executive Offices)			(Zip Code)
(212) 460-1900
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock; Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events
On December 1, 2021, Jefferies Financial Group Inc. (the "Company," "our," or "we") contributed $477 million of net assets, including both Merchant Banking and Asset Management investments, to Jefferies Group. The transferred Merchant Banking investments are now being managed by a different management team, while the Asset Management investments continue to be managed by the co-Presidents of Asset Management who oversee all asset management activities across the Company. As a result, we transferred $194 million of net assets out of our Merchant Banking segment: $139 million of these net assets, including $48 million of net assets relating to Foursight Capital LLC, were transferred into our Investment Banking and Capital Markets segment; the remaining $55 million of net assets transferred are now managed by the co-Presidents of Asset Management and are included in our Asset Management segment.
These changes to our business segments have no effect on our historical total net revenues, total income before income taxes, or total net income in the consolidated statements of operations or total assets or total liabilities in the consolidated statements of financial condition. Prior year amounts have been reclassified to conform to current segment reporting.
Our reclassified operating results by segment and additional parent company interest and consolidating adjustment reconciling items are as follows (in thousands):

	For the Three Months Ended				For the Year Ended
	February 28, 2021	May 31, 2021	August 31, 2021	November 30, 2021	November 30, 2021	November 30, 2020

Investment Banking and Capital Markets
Net revenues	$1,987,496	$1,598,862	$1,672,943	$1,648,085	$6,907,386	$5,072,640

Expenses:
Cost of sales	—	—	—	—	—	—
Compensation and benefits	1,109,695	778,284	762,725	688,557	3,339,261	2,746,382
Non-compensation expenses:
Floor brokerage and clearing fees	66,574	66,211	64,441	68,809	266,035	241,083
Selling, general and other expenses	228,733	293,276	222,357	311,344	1,055,710	846,941
Interest expense (1)	5,553	5,271	4,982	4,937	20,743	26,745
Depreciation and amortization	20,710	20,805	21,065	22,711	85,291	82,479
Total non-compensation expenses	321,570	385,563	312,845	407,801	1,427,779	1,197,248
Total expenses	1,431,265	1,163,847	1,075,570	1,096,358	4,767,040	3,943,630
Income (loss) before income taxes and loss related to associated companies	556,231	435,015	597,373	551,727	2,140,346	1,129,010
Loss related to associated companies	—	—	—	—	—	—
Income (loss) before income taxes	$556,231	$435,015	$597,373	$551,727	$2,140,346	$1,129,010

(1) Interest expense within Investment Banking and Capital Markets relates to Foursight.

	For the Three Months Ended				For the Year Ended
	February 28, 2021	May 31, 2021	August 31, 2021	November 30, 2021	November 30, 2021	November 30, 2020

Asset Management
Net revenues	$229,202	$50,675	$13,327	$42,809	$336,013	$234,910

Expenses:
Cost of sales	—	—	—	—	—	—
Compensation and benefits	22,785	21,671	15,468	22,802	82,726	89,527
Non-compensation expenses:
Floor brokerage and clearing fees	9,842	10,599	4,541	10,843	35,825	25,509
Selling, general and other expenses	12,164	10,768	10,719	15,282	48,933	46,095
Interest expense	—	—	—	—	—	—
Depreciation and amortization	479	489	494	439	1,901	5,228
Total non-compensation expenses	22,485	21,856	15,754	26,564	86,659	76,832
Total expenses	45,270	43,527	31,222	49,366	169,385	166,359
Income (loss) before income taxes and loss related to associated companies	183,932	7,148	(17,895)	(6,557)	166,628	68,551
Loss related to associated companies	—	—	—	—	—	—
Income (loss) before income taxes	$183,932	$7,148	$(17,895)	$(6,557)	$166,628	$68,551

	For the Three Months Ended				For the Year Ended
	February 28, 2021	May 31, 2021	August 31, 2021	November 30, 2021	November 30, 2021	November 30, 2020

Merchant Banking
Net revenues	$267,004	$296,815	$248,690	$118,068	$930,577	$681,574

Expenses:
Cost of sales	95,559	143,847	151,510	79,954	470,870	338,588
Compensation and benefits	24,529	24,252	17,584	27,161	93,526	65,770
Non-compensation expenses:
Floor brokerage and clearing fees	—	—	—	—	—	—
Selling, general and other expenses	26,520	32,631	39,849	30,146	129,146	163,161
Interest expense	912	843	762	691	3,208	4,680
Depreciation and amortization	16,714	17,268	16,554	16,928	67,464	67,236
Total non-compensation expenses	44,146	50,742	57,165	47,765	199,818	235,077
Total expenses	164,234	218,841	226,259	154,880	764,214	639,435
Income (loss) before income taxes and loss related to associated companies	102,770	77,974	22,431	(36,812)	166,363	42,139
Loss related to associated companies	(10,568)	(23,526)	(27,176)	(33,149)	(94,419)	(75,483)
Income (loss) before income taxes	$92,202	$54,448	$(4,745)	$(69,961)	$71,944	$(33,344)

	For the Three Months Ended				For the Year Ended
	February 28, 2021	May 31, 2021	August 31, 2021	November 30, 2021	November 30, 2021	November 30, 2020

Corporate
Net revenues	$590	$724	$955	$773	$3,042	$13,258

Expenses:
Cost of sales	—	—	—	—	—	—
Compensation and benefits	15,534	7,035	6,466	6,576	35,611	39,184
Non-compensation expenses:
Floor brokerage and clearing fees	—	—	—	—	—	—
Selling, general and other expenses	4,669	4,910	4,375	5,299	19,253	26,197
Interest expense	—	—	—	—	—	—
Depreciation and amortization	864	878	564	458	2,764	3,496
Total non-compensation expenses	5,533	5,788	4,939	5,757	22,017	29,693
Total expenses	21,067	12,823	11,405	12,333	57,628	68,877
Income (loss) before income taxes and loss related to associated companies	(20,477)	(12,099)	(10,450)	(11,560)	(54,586)	(55,619)
Loss related to associated companies	—	—	—	—	—	—
Income (loss) before income taxes	$(20,477)	$(12,099)	$(10,450)	$(11,560)	$(54,586)	$(55,619)

	For the Three Months Ended				For the Year Ended
	February 28, 2021	May 31, 2021	August 31, 2021	November 30, 2021	November 30, 2021	November 30, 2020

Parent Company Interest and Consolidation Adjustments
Net revenues	$2,650	$3,431	$3,069	$(839)	$8,311	$8,492

Expenses:
Cost of sales	—	—	—	—	—	—
Compensation and benefits	—	—	—	—	—	—
Non-compensation expenses:
Floor brokerage and clearing fees	—	—	—	—	—	—
Selling, general and other expenses	(149)	(25)	(38)	25,617	25,405	(3,438)
Interest expense	13,902	13,829	13,774	11,628	53,133	53,445
Depreciation and amortization	—	—	—	—	—	—
Total non-compensation expenses	13,753	13,804	13,736	37,245	78,538	50,007
Total expenses	13,753	13,804	13,736	37,245	78,538	50,007
Income (loss) before income taxes and loss related to associated companies	(11,103)	(10,373)	(10,667)	(38,084)	(70,227)	(41,515)
Loss related to associated companies	—	—	—	—	—	—
Income (loss) before income taxes	$(11,103)	$(10,373)	$(10,667)	$(38,084)	$(70,227)	$(41,515)

	For the Three Months Ended				For the Year Ended
	February 28, 2021	May 31, 2021	August 31, 2021	November 30, 2021	November 30, 2021	November 30, 2020

Jefferies Financial Group Consolidated
Net revenues	$2,486,942	$1,950,507	$1,938,984	$1,808,896	$8,185,329	$6,010,874

Expenses:
Cost of sales	95,559	143,847	151,510	79,954	470,870	338,588
Compensation and benefits	1,172,543	831,242	802,243	745,096	3,551,124	2,940,863
Non-compensation expenses:
Floor brokerage and clearing fees	76,416	76,810	68,982	79,652	301,860	266,592
Selling, general and other expenses	271,937	341,560	277,262	387,688	1,278,447	1,078,956
Interest expense	20,367	19,943	19,518	17,256	77,084	84,870
Depreciation and amortization	38,767	39,440	38,677	40,536	157,420	158,439
Total non-compensation expenses	407,487	477,753	404,439	525,132	1,814,811	1,588,857
Total expenses	1,675,589	1,452,842	1,358,192	1,350,182	5,836,805	4,868,308
Income (loss) before income taxes and loss related to associated companies	811,353	497,665	580,792	458,714	2,348,524	1,142,566
Loss related to associated companies	(10,568)	(23,526)	(27,176)	(33,149)	(94,419)	(75,483)
Income (loss) before income taxes	$800,785	$474,139	$553,616	$425,565	$2,254,105	$1,067,083

In addition to the segment changes, we also changed where we presented Jefferies Group's share of the net earnings of Berkadia Commercial Mortgage Holding LLC in our "Revenues by Source." The net earnings were previously presented within Other revenues and are now presented within Other investment banking revenues. We believe that this change to our revenue reporting better aligns with management's current view of our business activities related to commercial real estate investment banking and management reporting. Our reclassified "Revenues by Source" by segment are as follows (in thousands):

	For the Three Months Ended				For the Year Ended
	February 28, 2021	May 31, 2021	August 31, 2021	November 30, 2021	November 30, 2021	November 30, 2020

Revenues by Source
Investment Banking and Capital Markets Net Revenues:
Advisory	$311,439	$390,508	$583,887	$587,726	$1,873,560	$1,053,500

Equity underwriting	494,806	324,462	367,460	370,636	1,557,364	902,016
Debt underwriting	197,367	285,730	229,273	222,655	935,025	545,978
Total underwriting	692,173	610,192	596,733	593,291	2,492,389	1,447,994

Other investment banking	83,022	82,461	42,997	66,631	275,111	32,346
Total investment banking	1,086,634	1,083,161	1,223,617	1,247,648	4,641,060	2,533,840

Equities	531,016	242,949	236,532	291,032	1,301,529	1,128,910
Fixed income	363,359	257,197	205,795	132,771	959,122	1,340,792
Total capital markets	894,375	500,146	442,327	423,803	2,260,651	2,469,702

Other	6,487	15,555	6,999	(23,366)	5,675	69,098
Total Investment Banking and Capital Markets Net Revenues	1,987,496	1,598,862	1,672,943	1,648,085	6,907,386	5,072,640

Asset Management Net Revenues:
Asset management fees and revenues	66,309	22,490	18,869	13,065	120,733	26,539
Investment return	173,292	39,624	5,613	41,658	260,187	256,855
Allocated net interest	(10,399)	(11,439)	(11,155)	(11,914)	(44,907)	(48,484)
Total Asset Management Net Revenues	229,202	50,675	13,327	42,809	336,013	234,910

Merchant Banking Net Revenues	267,004	296,815	248,690	118,068	930,577	681,574
Corporate Net Revenues	590	724	955	773	3,042	13,258
Consolidating Adjustments	2,650	3,431	3,069	(839)	8,311	8,492

Total Net Revenues	$2,486,942	$1,950,507	$1,938,984	$1,808,896	$8,185,329	$6,010,874

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2022

JEFFERIES FINANCIAL GROUP INC.

By:	/s/ Teresa S. Gendron
Name:	Teresa S. Gendron
Title:	Vice President and Chief Financial Officer